SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 27, 2019
McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road, Suite 1
Hunt Valley, Maryland		21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, the Registrant’s stockholders approved an amendment to the Registrant’s 2013 Omnibus Incentive Plan (the “Plan”) at the 2019 Annual Meeting of Stockholders. A detailed description of the amendment was included in Registrant’s proxy statement for the 2019 Annual Meeting of Stockholders (the “2019 Proxy Statement”) filed with the Securities and Exchange Commission on February 14, 2019. A copy of the Plan, as amended and restated, is filed as Exhibit A to the 2019 Proxy Statement filed with the Securities and Exchange Commission on February 14, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 27, 2019, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2019 was ratified, (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote, and (iv) an amendment to the Plan was approved. The proposals are described in detail in the 2019 Proxy Statement filed with the Securities and Exchange Commission on February 14, 2019. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected ten directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Michael A. Conway	6,043,239	61,845	25,859	1,945,255
Freeman A. Hrabowski, III	6,004,166	93,941	32,836	1,945,255
Lawrence E. Kurzius	6,029,189	66,638	35,116	1,945,255
Patricia Little	6,036,140	68,534	26,269	1,945,255
Michael D. Mangan	6,006,728	97,294	26,921	1,945,255
Maritza G. Montiel	6,041,109	64,525	25,309	1,945,255
Margaret M.V. Preston	6,029,307	74,053	27,583	1,945,255
Gary M. Rodkin	5,972,426	130,084	28,433	1,945,255
Jacques Tapiero	6,028,602	76,698	25,643	1,945,255
W. Anthony Vernon	6,005,371	95,507	30,065	1,945,255

2. Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2019. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,958,328	99,716	18,154	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
5,867,362	164,521	99,060	1,945,255

4. Registrant’s stockholders approved an amendment to the Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
5,813,054	238,660	79,229	1,945,255

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 1, 2019	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary